UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

SYNUTRA INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNUTRA INTERNATIONAL, INC. C 1234567890 IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Vote by Internet • Go to www.envisionreports.com/SYUT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 1234 5678 9012 345 You will receive a full set of proxy materials by mail. We encourage you to review all the important information in the proxy materials before voting. The items to be voted on and location of the special meeting are on the reverse side. No matter how many shares you own, your vote is important! The proxy materials are also available at: www.envisionreports.com/SYUT Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/SYUT to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining Additional Proxy Materials – You may request additional paper or e-mail copies of these documents at no charge to you by following the instructions on the reverse side on or before April 17, 2017 to facilitate timely delivery. 2 NOT COY + 02IY2C

Stockholder Meeting Notice SYNUTRA INTERNATIONAL, INC.’S Special Meeting of Stockholders will be held on April 28, 2017 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, at 11:00 am Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Proposals 1 and 2: 1. ADOPTION OF AN AGREEMENT AND PLAN OF MERGER:To adopt an agreement and plan of merger, dated as of November 17, 2016, as it may be amended from time to time (the “merger agreement”), by and among the Company, Beams Power Investment Limited (“Parent”), and Beams Power Merger Sub Limited (“Merger Sub”), in order to give effect to the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “merger”), and approve the consummation of any and all transactions contemplated by the merger agreement, including the merger. 2. ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING WHEN NECESSARY OR APPROPRIATE: To adjourn or postpone the Special Meeting in order to take such actions as the Company’s board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Proposal above. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or by submitting your proxy by completing, signing and returning the proxy card in the postage-paid envelope provided to you. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order additional copies of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/SYUT. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials SYNUTRA INTERNATIONAL, INC.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for additional paper copies of the proxy materials must be received by April 17, 2017. 02IY2C